UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022
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PEAR THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39969	85-4103092
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 State Street, 13th Floor Boston, MA 02109
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 925-7848

Not Applicable
(Former name or address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001 per share	PEAR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	PEARW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

At the closing of the business combination with Thimble Point Acquisition Corp. (“THMA”) on December 3, 2021, Pear Therapeutics, Inc. (the “Company”) had issued and outstanding:
•113,399,293 shares of its Class A common stock to legacy Pear stockholders (the “Merger Shares”),
•10,280,000 shares of its Class A common stock in a private placement (the “PIPE Shares”), which include 500,000 shares issued pursuant to the Forward Purchase Agreement Assignment (the “Assigned FPA Shares”),
•6,387,026 shares of Class A common stock pursuant to a forward purchase agreement (the “Forward Purchase Shares”),
•6,900,000 shares of Class A common stock held by the sponsor (the “Sponsor Shares”), and
•832,899 shares of Class A common stock held by the public (the “THMA Public Shares”).

Of these shares, the following were subject to lockup agreements:
•the Forward Purchase Shares,
•the Assigned FPA Shares,
•the Sponsor Shares,
•7,580,000 of the PIPE Shares, and
•93,358,603 of the Merger Shares.

The lockup restrictions related to the Forward Purchase Shares and the Assigned FPA Shares (6,887,026 shares in the aggregate) expired on January 3, 2022, and the lockup restrictions on the remaining shares expired on or before June 2, 2022. As a result:
•At closing, an aggregate of 23,073,589 shares (2,200,000 PIPE Shares, 20,040,690 Merger Shares and 832,899 THMA Public Shares) were not subject to lockup agreements and were not held by affiliates of the Company.
•On January 3, 2022, 29,960,615 shares were not subject to lockup agreements and were not held by affiliates of the Company.
•On June 2, 2022, no shares were subject to lockup agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pear Therapeutics, Inc.

By:	/s/ Christopher D.T. Guiffre
Name:	Christopher D.T. Guiffre, J.D., M.B.A.
Title:	Chief Financial Officer & Chief Operating Officer
Date: June 24, 2022